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                                                                    EXHIBIT 23.5

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated October 24, 1997 included in Essex County Gas Company's Form 10-K for the year ended August 31, 1997 and to all references to our firm included in this Registration Statement.

/s/ ARTHUR ANDERSEN LLP
ARTHUR ANDERSEN LLP

Boston, Massachusetts
May 7, 1998